 Listing Report: Supplement No. 13 dated May 13, 2022 to Prospectus dated Apr 25, 2022
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-257739 and 333-257739-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Apr 25, 2022 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 25, 2022 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Apr 25, 2022, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 12768745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	13.60%	Borrower rate/APR:	14.60% / 18.26%	Monthly payment:	$344.70

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Mar-2015	Debt/Income ratio:	9%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$29	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12768742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	12.70%	Borrower rate/APR:	13.70% / 17.34%	Monthly payment:	$136.13

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jul-2013	Debt/Income ratio:	4%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Clerical
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$248	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Has Mortgage:	No	Borrower's state:	Illinois
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Household Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12768718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,291.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,304	Term:	36 months	Initial Status:	F

Investor yield:	26.80%	Borrower rate/APR:	27.80% / 31.77%	Monthly payment:	$135.77

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Sep-2014	Debt/Income ratio:	14%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	0	Employment status:	Self-employed
Current delinquencies:	1	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Truck Driver
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$0	Stated income:	$50,000-74,999
Delinquencies in last 7y:	4	Bankcard utilization:	Not available
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Household Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	14.50%	Borrower rate/APR:	15.50% / 19.18%	Monthly payment:	$244.37

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Nov-2019	Debt/Income ratio:	25%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	0	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Waiter/Waitress
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,581	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	5.30%	Borrower rate/APR:	6.30% / 7.95%	Monthly payment:	$91.67

Investor servicing fee:	1.00%	Historical Return*:	3.38% - 6.16%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Sep-2000	Debt/Income ratio:	27%
TU FICO range:	780-799 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	35 / 35	Length of status:	24y 11m
Amount delinquent:	$0	Total credit lines:	73	Occupation:	Administrative Assistant
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$19,222	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Has Mortgage:	Yes	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	27.60%	Borrower rate/APR:	28.60% / 32.59%	Monthly payment:	$166.75

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Jun-2015	Debt/Income ratio:	13%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Administrative Assistant
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$206	Stated income:	$25,000-49,999
Delinquencies in last 7y:	5	Bankcard utilization:	26%
		Has Mortgage:	No	Borrower's state:	Louisiana
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	29.20%	Borrower rate/APR:	30.20% / 34.23%	Monthly payment:	$340.49

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Nov-2008	Debt/Income ratio:	28%
TU FICO range:	620-639 (Apr-2022)	Inquiries last 6m:	3	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	22 / 22	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$9,619	Stated income:	$50,000-74,999
Delinquencies in last 7y:	6	Bankcard utilization:	83%
		Has Mortgage:	No	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	25.20%	Borrower rate/APR:	26.20% / 30.13%	Monthly payment:	$323.18

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Apr-2004	Debt/Income ratio:	4%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	24y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$20,760	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	99%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	29.00%	Borrower rate/APR:	30.00% / 34.02%	Monthly payment:	$297.16

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Jan-2016	Debt/Income ratio:	7%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	2	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Executive
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,889	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	120%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	27.60%	Borrower rate/APR:	28.60% / 32.59%	Monthly payment:	$208.44

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Aug-2019	Debt/Income ratio:	28%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Laborer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,707	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Has Mortgage:	No	Borrower's state:	Virginia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	22.70%	Borrower rate/APR:	23.70% / 27.57%	Monthly payment:	$78.15

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Dec-2010	Debt/Income ratio:	29%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,176	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	59%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$30,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$21,000	Term:	60 months	Initial Status:	F

Investor yield:	10.90%	Borrower rate/APR:	11.90% / 14.18%	Monthly payment:	$665.82

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Aug-2012	Debt/Income ratio:	10%
TU FICO range:	760-779 (May-2022)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,193	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Vacation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	15.20%	Borrower rate/APR:	16.20% / 19.90%	Monthly payment:	$70.51

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Jan-2018	Debt/Income ratio:	21%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Laborer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,738	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	5.30%	Borrower rate/APR:	6.30% / 7.95%	Monthly payment:	$366.70

Investor servicing fee:	1.00%	Historical Return*:	3.38% - 6.16%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Aug-2003	Debt/Income ratio:	14%
TU FICO range:	760-779 (May-2022)	Inquiries last 6m:	0	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Truck Driver
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$10,090	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Has Mortgage:	Yes	Borrower's state:	Connecticut
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Term:	36 months	Initial Status:	F

Investor yield:	15.40%	Borrower rate/APR:	16.40% / 20.10%	Monthly payment:	$883.87

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Dec-1997	Debt/Income ratio:	19%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	15 / 16	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Executive
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$11,216	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	27%
		Has Mortgage:	No	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	13.60%	Borrower rate/APR:	14.60% / 18.26%	Monthly payment:	$172.35

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jan-2016	Debt/Income ratio:	11%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	14 / 14	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Construction
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,605	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Has Mortgage:	No	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	8.56%	Borrower rate/APR:	9.56% / 13.11%	Monthly payment:	$256.49

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Dec-2004	Debt/Income ratio:	10%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	21 / 21	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$19,789	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	26%
		Has Mortgage:	Yes	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	E	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	21.86%	Borrower rate/APR:	22.86% / 26.71%	Monthly payment:	$579.55

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Jun-2012	Debt/Income ratio:	31%
TU FICO range:	720-739 (May-2022)	Inquiries last 6m:	4	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	18 / 18	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$8,199	Stated income:	$25,000-49,999
Delinquencies in last 7y:	2	Bankcard utilization:	8%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	25.20%	Borrower rate/APR:	26.20% / 30.13%	Monthly payment:	$201.99

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	May-2014	Debt/Income ratio:	10%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	5	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,233	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	24%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,150	Term:	60 months	Initial Status:	F

Investor yield:	17.50%	Borrower rate/APR:	18.50% / 20.94%	Monthly payment:	$372.16

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	May-2005	Debt/Income ratio:	23%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	17 / 17	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$13,876	Stated income:	$50,000-74,999
Delinquencies in last 7y:	2	Bankcard utilization:	58%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Term:	36 months	Initial Status:	F

Investor yield:	10.70%	Borrower rate/APR:	11.70% / 15.30%	Monthly payment:	$148.82

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Sep-2010	Debt/Income ratio:	12%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,736	Stated income:	$50,000-74,999
Delinquencies in last 7y:	4	Bankcard utilization:	28%
		Has Mortgage:	Yes	Borrower's state:	Indiana
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Auto / Motorcycle / RV / Boat
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12573134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Term:	60 months	Initial Status:	F

Investor yield:	17.50%	Borrower rate/APR:	18.50% / 20.94%	Monthly payment:	$641.66

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Apr-2016	Debt/Income ratio:	11%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$302	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	13%
		Has Mortgage:	No	Borrower's state:	Arizona
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12572951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	60 months	Initial Status:	F

Investor yield:	12.53%	Borrower rate/APR:	13.53% / 15.85%	Monthly payment:	$230.25

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Mar-2015	Debt/Income ratio:	25%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	16 / 16	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Analyst
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$18,542	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Has Mortgage:	Yes	Borrower's state:	New York
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12572912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Term:	36 months	Initial Status:	F

Investor yield:	5.30%	Borrower rate/APR:	6.30% / 7.95%	Monthly payment:	$183.35

Investor servicing fee:	1.00%	Historical Return*:	3.38% - 6.16%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Nov-2013	Debt/Income ratio:	27%
TU FICO range:	800-819 (May-2022)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	12 / 13	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Laborer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,405	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Has Mortgage:	No	Borrower's state:	Nevada
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Auto / Motorcycle / RV / Boat
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12572867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Term:	60 months	Initial Status:	F

Investor yield:	9.44%	Borrower rate/APR:	10.44% / 12.69%	Monthly payment:	$321.96

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Jan-2015	Debt/Income ratio:	26%
TU FICO range:	720-739 (May-2022)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	57y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,425	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Has Mortgage:	No	Borrower's state:	Mississippi
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	10.60%	Borrower rate/APR:	11.60% / 15.20%	Monthly payment:	$330.24

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	May-2014	Debt/Income ratio:	10%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	14y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,234	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	7%
		Has Mortgage:	No	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	10.21%	Borrower rate/APR:	11.21% / 14.80%	Monthly payment:	$394.06

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Dec-1996	Debt/Income ratio:	22%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	14y 2m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$15,100	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Has Mortgage:	No	Borrower's state:	Michigan
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Term:	36 months	Initial Status:	F

Investor yield:	9.70%	Borrower rate/APR:	10.70% / 14.28%	Monthly payment:	$391.16

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Mar-2015	Debt/Income ratio:	43%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	0	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,287	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	28.60%	Borrower rate/APR:	29.60% / 33.62%	Monthly payment:	$211.16

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Nov-2008	Debt/Income ratio:	20%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	4	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,002	Stated income:	$50,000-74,999
Delinquencies in last 7y:	6	Bankcard utilization:	11%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	7.65%	Borrower rate/APR:	8.65% / 12.18%	Monthly payment:	$158.19

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Oct-2007	Debt/Income ratio:	34%
TU FICO range:	780-799 (May-2022)	Inquiries last 6m:	2	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,139	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Has Mortgage:	Yes	Borrower's state:	Maryland
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	20.00%	Borrower rate/APR:	21.00% / 24.81%	Monthly payment:	$94.19

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Apr-2021	Debt/Income ratio:	15%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Food Service
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,176	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Has Mortgage:	No	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	36 months	Initial Status:	F

Investor yield:	24.20%	Borrower rate/APR:	25.20% / 29.11%	Monthly payment:	$119.60

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Jun-2013	Debt/Income ratio:	21%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	19 / 19	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Sales - Retail
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$5,007	Stated income:	$1-24,999
Delinquencies in last 7y:	5	Bankcard utilization:	96%
		Has Mortgage:	No	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	20.00%	Borrower rate/APR:	21.00% / 24.81%	Monthly payment:	$75.35

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Oct-2021	Debt/Income ratio:	5%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Retail Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$690	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	12.70%	Borrower rate/APR:	13.70% / 17.34%	Monthly payment:	$85.08

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jun-2006	Debt/Income ratio:	32%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	3	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	13 / 13	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,462	Stated income:	$25,000-49,999
Delinquencies in last 7y:	2	Bankcard utilization:	19%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12780993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	19.50%	Borrower rate/APR:	20.50% / 24.30%	Monthly payment:	$299.35

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Jan-2012	Debt/Income ratio:	13%
TU FICO range:	640-659 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Food Service Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,756	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12780921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	26.00%	Borrower rate/APR:	27.00% / 30.95%	Monthly payment:	$163.30

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Jan-2018	Debt/Income ratio:	16%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,817	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12780831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Term:	60 months	Initial Status:	F

Investor yield:	16.05%	Borrower rate/APR:	17.05% / 19.45%	Monthly payment:	$186.60

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jun-2008	Debt/Income ratio:	9%
TU FICO range:	640-659 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,287	Stated income:	$75,000-99,999
Delinquencies in last 7y:	3	Bankcard utilization:	76%
		Has Mortgage:	Yes	Borrower's state:	Nebraska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	36 months	Initial Status:	F

Investor yield:	7.95%	Borrower rate/APR:	8.95% / 12.49%	Monthly payment:	$95.33

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Mar-2012	Debt/Income ratio:	24%
TU FICO range:	740-759 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	31y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Sales - Retail
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,189	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	5%
		Has Mortgage:	Yes	Borrower's state:	Tennessee
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Medical / Dental
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	25.64%	Borrower rate/APR:	26.64% / 30.58%	Monthly payment:	$101.58

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Mar-2007	Debt/Income ratio:	27%
TU FICO range:	600-619 (Apr-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	1	Current / open credit lines:	10 / 11	Length of status:	2y 3m
Amount delinquent:	$176	Total credit lines:	26	Occupation:	Construction
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$16,352	Stated income:	$50,000-74,999
Delinquencies in last 7y:	9	Bankcard utilization:	100%
		Has Mortgage:	Yes	Borrower's state:	Virginia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Auto / Motorcycle / RV / Boat
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,200.00	Prosper Rating:	A	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	8.55%	Borrower rate/APR:	9.55% / 13.10%	Monthly payment:	$294.91

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Aug-2003	Debt/Income ratio:	29%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	1	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	21 / 21	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Analyst
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$49,572	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	94%
		Has Mortgage:	Yes	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Term:	36 months	Initial Status:	F

Investor yield:	26.72%	Borrower rate/APR:	27.72% / 31.69%	Monthly payment:	$226.67

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Aug-2011	Debt/Income ratio:	25%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	18 / 18	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,230	Stated income:	$25,000-49,999
Delinquencies in last 7y:	3	Bankcard utilization:	102%
		Has Mortgage:	Yes	Borrower's state:	Missouri
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$14,350	Term:	36 months	Initial Status:	F

Investor yield:	16.20%	Borrower rate/APR:	17.20% / 20.92%	Monthly payment:	$732.92

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jul-2013	Debt/Income ratio:	36%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,003	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Term:	60 months	Initial Status:	F

Investor yield:	25.80%	Borrower rate/APR:	26.80% / 29.45%	Monthly payment:	$395.41

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Apr-2012	Debt/Income ratio:	46%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	6	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	17 / 17	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$11,601	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	54%
		Has Mortgage:	No	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$11,900	Term:	60 months	Initial Status:	F

Investor yield:	17.50%	Borrower rate/APR:	18.50% / 20.94%	Monthly payment:	$436.33

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Sep-1997	Debt/Income ratio:	22%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	17 / 17	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (RN)
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$23,721	Stated income:	$75,000-99,999
Delinquencies in last 7y:	12	Bankcard utilization:	101%
		Has Mortgage:	Yes	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Term:	60 months	Initial Status:	F

Investor yield:	7.58%	Borrower rate/APR:	8.58% / 10.79%	Monthly payment:	$719.43

Investor servicing fee:	1.00%	Historical Return*:	3.38% - 6.16%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Aug-2004	Debt/Income ratio:	17%
TU FICO range:	760-779 (Apr-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	26 / 26	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Engineer - Chemical
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$14,122	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Has Mortgage:	No	Borrower's state:	Alaska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Household Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12769030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	60 months	Initial Status:	F

Investor yield:	23.30%	Borrower rate/APR:	24.30% / 26.88%	Monthly payment:	$231.54

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Feb-2020	Debt/Income ratio:	15%
TU FICO range:	640-659 (May-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	20y 4m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Skilled Labor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,176	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Has Mortgage:	No	Borrower's state:	Idaho
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12768970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Term:	36 months	Initial Status:	F

Investor yield:	13.50%	Borrower rate/APR:	14.50% / 18.16%	Monthly payment:	$154.89

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Aug-2015	Debt/Income ratio:	19%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	1	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$8,740	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12768913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Term:	60 months	Initial Status:	F

Investor yield:	7.06%	Borrower rate/APR:	8.06% / 10.25%	Monthly payment:	$111.66

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Jun-2007	Debt/Income ratio:	16%
TU FICO range:	720-739 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Realtor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,834	Stated income:	$75,000-99,999
Delinquencies in last 7y:	4	Bankcard utilization:	4%
		Has Mortgage:	No	Borrower's state:	New York
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12768877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	9.95%	Borrower rate/APR:	10.94% / 14.53%	Monthly payment:	$327.13

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Feb-2018	Debt/Income ratio:	21%
TU FICO range:	720-739 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Skilled Labor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,385	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Has Mortgage:	No	Borrower's state:	Oklahoma
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12768832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	14.60%	Borrower rate/APR:	15.60% / 19.28%	Monthly payment:	$139.84

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Dec-2007	Debt/Income ratio:	17%
TU FICO range:	740-759 (Apr-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,047	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Has Mortgage:	No	Borrower's state:	Michigan
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,400.00	Prosper Rating:	A	Listing Duration:	14 days
Term:	60 months	Initial Status:	F

Investor yield:	9.38%	Borrower rate/APR:	10.38% / 12.62%	Monthly payment:	$394.37

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Jul-2002	Debt/Income ratio:	25%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	Not available	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$19,431	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Has Mortgage:	Yes	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	21.50%	Borrower rate/APR:	22.50% / 26.34%	Monthly payment:	$76.90

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Jun-2011	Debt/Income ratio:	20%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	14y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Military Enlisted
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$31,819	Stated income:	$75,000-99,999
Delinquencies in last 7y:	1	Bankcard utilization:	98%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Auto / Motorcycle / RV / Boat
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	6.30%	Borrower rate/APR:	7.30% / 10.80%	Monthly payment:	$496.22

Investor servicing fee:	1.00%	Historical Return*:	3.38% - 6.16%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Dec-2002	Debt/Income ratio:	27%
TU FICO range:	720-739 (Apr-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	28y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Executive
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$34,508	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	26.00%	Borrower rate/APR:	27.00% / 30.95%	Monthly payment:	$285.78

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Apr-2009	Debt/Income ratio:	22%
TU FICO range:	600-619 (May-2022)	Inquiries last 6m:	4	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Food Service Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,273	Stated income:	$50,000-74,999
Delinquencies in last 7y:	3	Bankcard utilization:	75%
		Has Mortgage:	Yes	Borrower's state:	Tennessee
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,350	Term:	36 months	Initial Status:	F

Investor yield:	15.00%	Borrower rate/APR:	16.00% / 19.69%	Monthly payment:	$369.15

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Aug-2017	Debt/Income ratio:	10%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$9,306	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	20.80%	Borrower rate/APR:	21.80% / 25.63%	Monthly payment:	$190.44

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Jan-2006	Debt/Income ratio:	11%
TU FICO range:	620-639 (Apr-2022)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Civil Service
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,445	Stated income:	$50,000-74,999
Delinquencies in last 7y:	3	Bankcard utilization:	12%
		Has Mortgage:	No	Borrower's state:	New Jersey
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Term:	60 months	Initial Status:	F

Investor yield:	15.33%	Borrower rate/APR:	16.33% / 18.71%	Monthly payment:	$489.87

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Oct-2010	Debt/Income ratio:	29%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Medical Technician
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$18,484	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Has Mortgage:	Yes	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
Term:	60 months	Initial Status:	F

Investor yield:	7.95%	Borrower rate/APR:	8.95% / 11.17%	Monthly payment:	$51.84

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Jan-2009	Debt/Income ratio:	11%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,173	Stated income:	$25,000-49,999
Delinquencies in last 7y:	3	Bankcard utilization:	24%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Special Occasion
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Term:	60 months	Initial Status:	F

Investor yield:	6.65%	Borrower rate/APR:	7.65% / 9.84%	Monthly payment:	$241.31

Investor servicing fee:	1.00%	Historical Return*:	3.38% - 6.16%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Nov-2008	Debt/Income ratio:	27%
TU FICO range:	740-759 (Apr-2022)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	23 / 23	Length of status:	15y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$12,882	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	60 months	Initial Status:	F

Investor yield:	11.00%	Borrower rate/APR:	12.00% / 14.28%	Monthly payment:	$177.96

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Nov-2001	Debt/Income ratio:	54%
TU FICO range:	740-759 (May-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	12 / 12	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Social Worker
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,959	Stated income:	$25,000-49,999
Delinquencies in last 7y:	2	Bankcard utilization:	28%
		Has Mortgage:	Yes	Borrower's state:	Missouri
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	11.50%	Borrower rate/APR:	12.50% / 16.12%	Monthly payment:	$66.91

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Mar-2016	Debt/Income ratio:	34%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	2	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	24 / 24	Length of status:	11y 8m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,955	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	13%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Term:	36 months	Initial Status:	F

Investor yield:	16.70%	Borrower rate/APR:	17.70% / 21.43%	Monthly payment:	$900.05

Investor servicing fee:	1.00%	Historical Return*:	3.14% - 11.55%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Jan-2011	Debt/Income ratio:	41%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	22 / 22	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	62	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$18,895	Stated income:	$75,000-99,999
Delinquencies in last 7y:	1	Bankcard utilization:	23%
		Has Mortgage:	No	Borrower's state:	Illinois
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Term:	36 months	Initial Status:	F

Investor yield:	27.80%	Borrower rate/APR:	28.80% / 32.80%	Monthly payment:	$146.29

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Jun-2000	Debt/Income ratio:	6%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	8	Employment status:	Self-employed
Current delinquencies:	3	Current / open credit lines:	9 / 10	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Truck Driver
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,587	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	47%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Term:	36 months	Initial Status:	F

Investor yield:	15.50%	Borrower rate/APR:	16.50% / 20.20%	Monthly payment:	$389.45

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 9.86%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Feb-2012	Debt/Income ratio:	29%
TU FICO range:	660-679 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,463	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Has Mortgage:	No	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	20.33%	Borrower rate/APR:	21.33% / 25.14%	Monthly payment:	$75.69

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.98%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Sep-2018	Debt/Income ratio:	36%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Teacher
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$66	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,100.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,870	Term:	36 months	Initial Status:	F

Investor yield:	28.20%	Borrower rate/APR:	29.20% / 33.20%	Monthly payment:	$172.26

Investor servicing fee:	1.00%	Historical Return*:	3.72% - 15.74%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Dec-2012	Debt/Income ratio:	14%
TU FICO range:	620-639 (May-2022)	Inquiries last 6m:	5	Employment status:	Self-employed
Current delinquencies:	1	Current / open credit lines:	18 / 18	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Nurse's Aide
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,772	Stated income:	$75,000-99,999
Delinquencies in last 7y:	5	Bankcard utilization:	6%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Term:	36 months	Initial Status:	F

Investor yield:	10.70%	Borrower rate/APR:	11.70% / 15.30%	Monthly payment:	$248.03

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Jul-2017	Debt/Income ratio:	24%
TU FICO range:	680-699 (May-2022)	Inquiries last 6m:	2	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Not available
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$7,639	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Has Mortgage:	Yes	Borrower's state:	Nevada
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	B	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	11.40%	Borrower rate/APR:	12.40% / 16.01%	Monthly payment:	$367.46

Investor servicing fee:	1.00%	Historical Return*:	3.75% - 8.05%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Jul-2019	Debt/Income ratio:	37%
TU FICO range:	720-739 (May-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Student - College Senior
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,348	Stated income:	$1-24,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Has Mortgage:	No	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12781224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$16,800	Term:	60 months	Initial Status:	F

Investor yield:	7.95%	Borrower rate/APR:	8.95% / 11.17%	Monthly payment:	$497.62

Investor servicing fee:	1.00%	Historical Return*:	3.60% - 7.32%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of April 30, 2022. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Mar-2004	Debt/Income ratio:	28%
TU FICO range:	700-719 (May-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	13 / 13	Length of status:	22y 3m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Construction
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$13,190	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	49%
		Has Mortgage:	No	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.